SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2004

COGNOS INCORPORATED
(Exact name of registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

0-16006	98-0119485
(Commission File Number No.)	(IRS Employer Identification No.)

3755 Riverside Drive
P.O. Box 9707, Station T
Ottawa, Ontario, Canada
K1G 4K9

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(613) 738-1440

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On March 25, 2004, Cognos Incorporated issued a press release announcing certain changes in the senior management of the Corporation. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNOS INCORPORATED
(Registrant)
Dated: March 25, 2004	By: /s/ Tom Manley
Tom Manley
Senior Vice President, Finance &
Administration and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 25, 2004

4